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                                EXHIBIT 10.7.1

                   AMENDMENT NUMBER 1 TO WARRANT AGREEMENT




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                             AMENDMENT NUMBER 1 TO
                               WARRANT AGREEMENT


     This AMENDMENT NUMBER 1 TO WARRANT AGREEMENT (this "Amendment") is entered into on this 29th day of August, 1996, by and among MEDIRISK, INC., a Florida corporation (the "Company"), and HEALTHPLAN SERVICES CORPORATION, a Delaware corporation (the "Investor").

                                   BACKGROUND

     WHEREAS, the Investor and the Company are parties to a Warrant Agreement, dated January 8, 1996 (the "Agreement"), pursuant to which the Company agreed to issue up to 665,180 warrants entitling the Investor to purchase up to an aggregate of 665,180 shares of Series A Common Stock of the Company; and

     WHEREAS, the parties desire to amend the Agreement as set forth in this Amendment.

     NOW, THEREFORE, the Investor and the Company hereby agree as follows:

     1. Amendment of Appendix A. Appendix A to the Agreement is amended by deleting therefrom the definition of "Series A Common Stock" in its entirety and inserting in lieu thereof the following:

        "Series A Common Stock" manes the Series A Common Stock of the
      Company and any stock into which such Series A Common Stock is converted in any recapitalization, merger, consolidation, statutory share exchange or similar event.

     2. Miscellaneous. Except as specifically modified and amended by this Amendment, the Agreement shall remain in full force and effect, and the terms of the Agreement are hereby ratified and confirmed in all respects as so amended.


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     IN WITNESS WHEREOF, each party hereto has executed or caused this
Amendment to be executed on its behalf, all on the day and year first above written.

                                   MEDIRISK, INC.


                                   By:     Kenneth M. Goins, Jr.
                                           ---------------------
                                   Title:  Vice President
                                           ---------------------


                                   HEALTHPLAN SERVICES CORPORATION


                                   By     James K. Murray, III
                                          ------------------------
                                   Title: Executive Vice President
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